FINANCIAL INVESTORS TRUST

Stonebridge Small-Cap Growth Fund

SUPPLEMENT DATED FEBRUARY 19, 2013 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR STONEBRIDGE SMALL-CAP GROWTH FUND DATED DECEMBER 31, 2012

On February 15, 2013 (the “Reorganization Date”), the Stonebridge Small-Cap Growth Fund and the Stonebridge Institutional Small-Cap Growth Fund, each a series of Stonebridge Funds Trust (together, the “Predecessor Funds”) each participated in a tax-free reorganization in which each Predecessor Fund merged into the Stonebridge Small-Cap Growth Fund (the “Fund”) (the “Reorganization”).

The Reorganization has been approved by the Boards of Trustees of the Trust and of the Stonebridge Funds Trust, and, on February 15, 2013, shareholders of the Predecessor Funds.

The transaction closed as of the close of business on February 15, 2013, and the Fund commenced operations on February 19, 2013.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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